Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2018
Harbor International Fund
Effective February 12, 2019, Simon Todd no longer serves as a portfolio manager for Harbor International Fund (the “International Fund”). Marathon Asset Management LLP continues to serve as the subadviser to the International Fund, and Neil M. Ostrer, Charles Carter, Nick Longhurst, William J. Arah, Simon Somerville, Michael Nickson, CFA, Michael Godfrey, CFA and David Cull, CFA continue to serve as co-portfolio managers for the International Fund. The portion of the International Fund’s Japan investments previously allocated to Mr. Todd has been reallocated to Mr. Nickson.
Harbor Diversified International All Cap Fund
Effective February 12, 2019, Simon Todd no longer serves as a portfolio manager for Harbor Diversified International All Cap Fund (the “Diversified International All Cap Fund”). Marathon Asset Management LLP continues to serve as the subadviser to the Diversified International All Cap Fund, and Neil M. Ostrer, Charles Carter, Nick Longhurst, William J. Arah, Simon Somerville, Michael Nickson, CFA, Michael Godfrey, CFA, David Cull, CFA and Robert Antsey, CFA continue to serve as co-portfolio managers for the Diversified International All Cap Fund. The portion of the Diversified International All Cap Fund’s Japan investments previously allocated to Mr. Todd has been reallocated to Mr. Nickson.
February 14, 2019
Investors Should Retain This Supplement For Future Reference
S0219.P.IG